UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

CATASYS, INC.
(Name of Registrant as Specified In Its Charter)

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CATASYS, INC.
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, California 90025
(310) 444-4300

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

June 4, 2012

To Our Stockholders:

The purpose of this letter is to inform you that stockholders of Catasys, Inc., a Delaware corporation (hereinafter referred to as the “Company”, “we”, “us” or “our”), holding voting rights equivalent to 71.1% of the outstanding shares of our common stock, executed written consents in lieu of a special meeting approving the following items:

1.
Authorization of the Board of Directors (the “Board” or the “Board of Directors”) to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an exchange ratio of one-for-ten (the “Reverse Split”) and to file an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect the Reverse Split, so that every ten outstanding shares of Common Stock before the Reverse Split shall represent one share of Common Stock after the Reverse Split (the “Reverse Split Amendment”);

2.
Authorization of the Board of Directors to file an amendment to the Company’s Certificate of Incorporation (the “Share Reduction Amendment”) to decrease the Company’s authorized Common Stock from 2,000,000,000 shares to 500,000,000 shares; and

3.
An amendment (the “Plan Amendment”) to the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) providing for the increase in the number of shares of Common Stock available for issuance pursuant to the 2010 Plan from 5,775,000 to 18,250,000.

Our Board of Directors approved the Share Reduction Amendment on February 14, 2012, and the Reverse Split Amendment and the Plan Amendment on May 8, 2012.

The accompanying Information Statement, which describes the above actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws, stockholder action may be taken by written consent without a meeting of stockholders.  The above-described action by our Board of Directors and the written consent of our stockholders is sufficient under the Delaware General Corporation Law, our Certificate of Incorporation and our Bylaws to approve all of the actions described above. Accordingly, these actions will not be submitted to the other stockholders of the Company for a vote.  Pursuant to Rule 14c-2 under the Exchange Act, these actions will not be implemented until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This letter is the notice required by Section 228(e) of the Delaware General Corporation Law.  We will first mail this Information Statement to stockholders on or about June 4, 2012.

June 4, 2012	By Order of the Board of Directors
of Catasys, Inc.

	By:	/s/ TERREN PEIZER
By: Terren Peizer, Chairman

CATASYS, INC.
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, California 90025
(310) 444-4300

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14c-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

We are sending you this Information Statement solely for the purpose of informing our stockholders of record as of May 22, 2012 in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended, of the actions taken by a majority of our stockholders by written consent in lieu of a special meeting.  No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

General

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding and voting shares of stock of Catasys, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”).  The purpose of this Information Statement is to provide notice that a majority of our stockholders have executed written consents in lieu of a special meeting approving the following items:

1.
Authorization of the Board of Directors (the “Board” or the “Board of Directors”) to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an exchange ratio of one-for-ten (the “Reverse Split”) and to file an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect the Reverse Split, so that every ten outstanding shares of Common Stock before the Reverse Split shall represent one share of Common Stock after the Reverse Split (the “Reverse Split Amendment”);

2.
Authorization of the Board of Directors to file an amendment to the Certificate of Incorporation, as amended (the “Share Reduction Amendment”), to decrease the Company’s authorized Common Stock from 2,000,000,000 shares to 500,000,000 shares; and

3.
An amendment (the “Plan Amendment”) to the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) providing for the increase in the number of shares of Common Stock available for issuance pursuant to the  2010 Plan from 5,775,000 to 18,250,000.

The Board approved the Share Reduction Amendment on February 14, 2012 and the Reverse Split Amendment and the Plan Amendment on May 8, 2012 and fixed May 22, 2012 as the record date (the “Record Date”) for determining the stockholders entitled to give written consent to the actions.  This Information Statement will be mailed on or about June 4, 2012 to those persons who were stockholders of the Company as of the close of business on the Record Date.  The Board expects to file the Reverse Split Amendment and the Share Reduction Amendment with the Secretary of State of the State of Delaware no earlier than the 20th day after this Information Statement is first mailed or furnished to our stockholders. The actions related to the Plan Amendment became effective upon approval by the Board of Directors on May 8, 2012.  The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As a majority of the Company’s stockholders have already approved of the actions by written consent, the Company is not seeking approval for the actions from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the actions.  All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the actions as required by the Exchange Act.

Vote Required; Written Consent Obtained

In order to obtain approval of our stockholders of the actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters.  However, Section 228 of the Delaware General Corporation Law (the “DGCL”) and Section 2.11 of our Bylaws provide that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of Common Stock having not less than the minimum number of votes that would be necessary to take such action.  In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of Common Stock.

As of the close of business on the Record Date, we had 55,891,445 shares of Common Stock outstanding and entitled to vote on the actions. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one vote.

On the Record Date, pursuant to Section 228 of the DGCL and Section 2.11 of our Bylaws, we received written consents for the actions from stockholders (the “Majority Stockholders”) holding an aggregate of 39,746,684 shares of Common Stock, representing 71.1% of our outstanding shares of Common Stock.  Thus, your consent is not required and is not being solicited in connection with the approval of the actions.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, we are required to provide notice of taking a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action.  This Information Statement serves as the notice required by Section 228.

No Dissenters’ Rights

The DGCL does not provide for dissenter’s rights in connection with any of the actions described in this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the shares of common stock beneficially owned as of June 4, 2012 by:  (i) each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors, (iii) each executive officer named in the Summary Compensation Table set forth in the Executive Compensation section, and (iv) all of our current directors and officers as a group.

Name of beneficial owner (1)	Common stock beneficially owned (2)	Options & warrants exercisable (3)	Total common stock beneficially owned	Percent of class (3)
Terren S. Peizer (4)	22,143,065	24,889,650	49,032,715	60.7%
Richard A. Anderson (5)	-	1,543,445	1,543,445	2.7%
Susan Etzel (6)	-	5,868	5,868	*
Andrea Barthwell, M.D. (7)	-	272,126	272,126	*
Kelly McCran (8)	-	142,500	142,500	*
Jay A. Wolf (9)	1,208,177	281,528	1,489,705	2.6%
Dave Smith (10)	17,603,619	15,799,000	33,402,619	46.6%

* Less than 1%

All directors and named executive officers as a group (6 persons)	23,351,242	27,135,117	52,486,359	63.2%

(1)	Except as set forth below, the mailing address of all individuals listed is c/o Catasys, Inc., 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.
(2)
The number of shares beneficially owned includes shares of common stock in which a person has sole or shared voting power and/or sole or shared investment power. Except as noted below, each person named reportedly has sole voting and investment powers with respect to the common stock beneficially owned by that person, subject to applicable community property and similar laws.

(3)
On June 4, 2012, there were 55,891,445 shares of common stock outstanding. Common stock not outstanding but which underlies options and rights (including warrants) vested as of or vesting within 60 days after June 4, 2012, is deemed to be outstanding for the purpose of computing the percentage of the common stock beneficially owned by each named person (and the directors and executive officers as a group), but is not deemed to be outstanding for any other purpose.

(4)
Consists of 22,143,065 shares of common stock, warrants to purchase 23,333,339 shares of common stock, and options to purchase 1,556,311 shares of common stock. 327,500, 21,247,649 and 567,916 shares are held of record by Reserva Capital LLC, Socius Capital Group, LLC and Bonmore, LLC, respectively, where Mr. Peizer serves as Managing Director and may be deemed to beneficially own or control. Mr. Peizer disclaims beneficial ownership of any such securities.

(5)	Includes options to purchase 1,543,445 shares of common stock.
(6)	Includes options to purchase 5,868 shares of common stock.
(7)	Includes options to purchase 272,126 shares of common stock.
(8)	Includes options to purchase 142,500 shares of common stock.
(9)
Consists of 1,208,177 shares of common stock and options to purchase 281,528 shares of common stock held by Jay Wolf. Family members, David Wolf and Mary Wolf, hold 51,717 shares and 129,293 shares, respectively.

(10)
Consists of 17,603,619 shares of common stock, and warrants to purchase 15,799,000 shares of common stock. The address for Mr. Smith is c/o Coast Asset Management, LLC, 2450 Colorado Avenue, Suite 100 E. Tower, Santa Monica, California 90404.

ACTION NO. 1

AUTHORIZATION OF THE REVERSE STOCK SPLIT

General

On May 8, 2012, the Board of Directors authorized the Company to implement a reverse stock split (the “Reverse Split”) of the Company’s outstanding shares of Common Stock at a ratio of 1:10 and an amendment to the Certificate of Incorporation to implement the Reverse Split (the “Reverse Split Amendment”).  On May 22, 2012, pursuant to Section 228 of the DGCL, we received written consents approving the Reverse Split from the Majority Stockholders.  Pursuant to the resolutions which were adopted, the Board of Directors or a committee of the Board of Directors will have the authority to decide whether and when to implement the split.  If the Reverse Split is implemented, the number of issued and outstanding shares of Common Stock would be reduced by a ratio of one-for-ten.  If the Reverse Split is implemented, the Certificate of Incorporation will be amended substantially in the form attached hereto as Exhibit A. Our Board of Directors retains the discretion of whether to implement the Reverse Split and which exchange ratio to implement.

Effective Date of the Reverse Split

If the Board determines to implement the Reverse Split, the Reverse Split will become effective at 12:00 am (eastern time) on a date specified in the Reverse Split Amendment filed with the Secretary of State of the State of Delaware or at such later time as indicated in such amendment (the “Effective Time” and “Effective Date”), but in no event prior to the end of the 20 day period following the date on which this Information Statement is mailed first to our stockholders.  The exact timing of the filing of the Reverse Split Amendment will be determined by our Board of Directors or a committee thereof will be based on its evaluation as to when such action will be the most advantageous to us and our stockholders.  In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split.

Purpose and Background of the Reverse Split

The primary objective of the Reverse Split is to raise the per share trading price of our Common Stock.  The Board of Directors believes that the Reverse Split would, among other things, (i) better enable the Company to obtain a listing on a national securities exchange, and (ii) better enable the Company to raise funds.

Among other things, to obtain a listing on a national stock exchange, the Company’s common stock generally has to meet a minimum market price per share threshold.  The Board of Directors believes that the Reverse Split may aid in meeting a minimum market price threshold. The Board of Directors also believes that a listing on a national securities exchange would offer increased liquidity to investors.

The Board of Directors further believes that an increased stock price may encourage investor interest and improve the marketability of the Common Stock to a broader range of investors, and thus improve liquidity.  Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  The Board of Directors believes that the anticipated higher market price resulting from the Reverse Split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our Common Stock. If the Board of Directors elects to implement to Reverse Split, there is no assurance that the market price for shares of the Common Stock after the Reverse Split will increase proportionally to the exchange ratio of the Reverse Split (or at all). There is no guarantee to stockholders that the price of shares will reach or sustain any price level in the future, and it is possible the proposed Reverse Split will have no lasting impact on the share price.

Material Effects of Reverse Split

The Reverse Split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power.

The principal effects of the Reverse Split will be that (i) the number of shares of Common Stock issued and outstanding will be reduced from 55,891,445 shares as of May 22, 2012 to 5,589,145 as of the Effective Date, (ii) the number of shares that may be purchased and the corresponding exercise price under all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will be proportionately adjusted (with fractional shares be rounded up to the nearest whole share amount), resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the reverse split and (iii) the number of shares reserved for issuance pursuant to the 2010 Plan will be proportionately reduced.

The Reverse Split Amendment will not affect the par value of the Common Stock.  As a result of the Reverse Split, on the Effective Date, the stated capital on our balance sheet attributable to the Common Stock will be reduced in proportion to the size of the Reverse Split, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced.  Our stockholders’ equity, in the aggregate, will remain unchanged.  The Reverse Split Amendment will not change the terms of the Common Stock. After the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.  The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable.  The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934.  Following the reverse split, the Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

The decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split may decrease the liquidity in our Common Stock if the anticipated beneficial effects do not occur.  In addition, the Reverse Split would result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Effect on Authorized Shares

The Board of Directors intends to file an amendment to the Certificate of Incorporation that incorporates the Reverse Split Amendment and the Share Reduction Amendment. Notwithstanding, the Board has discretion as to whether to implement either of these amendments. If the Board only implements the Reverse Split Amendment, there will be no effect on the authorized shares; if however, the Board implements the Share Reduction Amendment, the authorized shares of Common Stock will be reduced to 500,000,000 (which is not in the same ratio as the Reverse Split). If the Board implements either the Reverse Split Amendment or both, the result could be construed as having an anti-takeover effect. For example, such a change could permit future issuances of our Common Stock that would dilute stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of our Company with another entity. The amendments to the Certificate of Incorporation, however, are not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or to obtain control of us. The Company currently has no intention of going private, and the Reverse Split Amendment and the Share Reduction Amendment are not intended to be steps in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 under the exchange Act. We have no current plans to issue any of the additional authorized but unissued shares of Common Stock following the filing of the Reverse Split Amendment or the Share Reduction Amendment.

Payment for Fractional Shares; Exchange of Stock Certificates

No fractional shares of our Common Stock will be issued in connection with the proposed Reverse Split Amendment.  Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Split Amendment will receive cash in lieu of the fractional share as explained more fully below.

We plan to appoint our transfer agent, American Stock Transfer & Trust Company, to act as exchange agent for our Common Stock in connection with effectuating a Reverse Split Amendment.  We will deposit with the exchange agent, as soon as practicable after the Effective Date, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Split Amendment.  The funds required to purchase such fractional share interests will be paid by the Company.  The Company’s stockholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees.  Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Split Amendment or the total amount it will be required to pay for fractional share interests.  However, we do not expect that amount will be material.

On or after the Effective Date, the exchange agent will mail a letter of transmittal to each stockholder.  Each stockholder will be able to obtain a certificate evidencing its post-Reverse Split shares and, if applicable, cash in lieu of a fractional share, only by sending the exchange agent his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require.  Stockholders will not receive certificates for post-Reverse Split Amendment shares unless and until their old certificates are surrendered.  Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal.  The exchange agent will send each stockholder’s new stock certificate and payment in lieu of any fractional share after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).  Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

Non-registered stockholders who hold their Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split Amendment than those that we will put in place for registered stockholders.  If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you should contact your nominee.

Material U.S. Federal Income Tax Consequences of The Reverse Split Amendment

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Split Amendment to the Company and to stockholders that hold such stock as a capital asset for U.S. federal income tax purposes.  This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations.  This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Split Amendment.  The following summary does not address the tax consequences of the Reverse Split Amendment under foreign, state, or local tax laws.  Accordingly, each holder of our Common Stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Split to such holder.

IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that any tax advice contained in this Information Statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code.  The tax advice contained in this Information Statement was written to support the promotion or marketing of the transactions and matters addressed by the Information Statement.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The U.S. federal income tax consequences for a holder of our Common Stock and for the Company pursuant to the Reverse Split Amendment will be as follows:

•	the holder should not recognize any gain or loss for U.S. federal income tax purposes (except with respect to cash, if any, received in lieu of a fractional share of our Common Stock);

•
the holder’s aggregate tax basis in our Common Stock received pursuant to the Reverse Split Amendment, including any fractional share of our Common Stock not actually received, should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

•
the holder’s holding period for our Common Stock received pursuant to the Reverse Split Amendment, including any fractional share of our Common Stock not actually received, should include such holder’s holding period for our Common Stock surrendered in exchange therefor;

•
cash payments received by the holder for a fractional share of Common Stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Split Amendment and then sold by such holder, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder’s tax basis in such fractional share;

•	any such capital gain or loss should be treated as a long-term or short-term capital gain or loss based on such holder’s holding period in such fractional share; and

•	we should not recognize gain or loss solely as a result of the Reverse Split Amendment.

ACTION NO. 2
REDUCTION OF AUTHORIZED SHARES OF COMMON STOCK

General

On February 14, 2012, the Board of Directors approved an amendment to the Certificate of Incorporation to reduce the number of authorized shares of Common Stock to 500,000,000.  On May 22, 2012, the Majority Stockholders approved the Share Reduction Amendment.  Pursuant to the resolutions which were adopted, the Board of Directors or a committee of the Board of Directors will have the authority to decide whether and when to file the Share Reduction Amendment.  The Share Reduction Amendment will be in substantially the form attached hereto as Exhibit B.

Currently, we may issue up to 2,000,000,000 shares of Common Stock, and we propose to reduce that number to 500,000,000 at the same time that we implement the Reverse Split.  The Board of Directors plans to implement the Reverse Split and file the Reverse Split Amendment and the Share Reduction Amendment, but it is in the sole discretion of the Board as to whether to implement either action. The Board of Directors may decide to proceed with the Reverse Split Amendment or the Share Reduction Amendment separately or, as is currently contemplated, together.

The reduction in authorized shares will not be directly proportional to the Reverse Split. We have no current plans to issue any of the additional authorized but unissued shares of Common Stock that will become available as a result of the filing of the Share Reduction Amendment.

Reasons for the Reduction in Authorized Shares

The Company pays franchise tax in Delaware based upon the number of shares of Common Stock and Preferred Stock that the Company is authorized to issue applying either the par value or an assumed par value (based upon the total assets divided by the number of shares that are outstanding). Without a reduction in the 2,000,000,000 authorized shares of Common Stock, the estimated annual franchise tax will be approximately $35,000.  By reducing the authorized shares to 500,000,000, the franchise tax would be approximately $9,000. Additionally, the reduction in the number of authorized shares would decrease the potential dilution to our stockholders following the Reverse Split.  Of the 2,000,000,000 shares of Common Stock we are currently authorized to issue, approximately 55,891,445 shares are now outstanding.  After we implement the Reverse Split, we will have approximately 5,589,145 shares outstanding.  If we do not reduce the number of authorized shares, we could potentially issue up to 1,994,410,855 shares of Common Stock, which could substantially dilute the ownership of the Company by our existing stockholders.  If we reduce the number of shares we are authorized to issue after we implement the Reverse Split to 500,000,000, then we could issue approximately 494,410,855 shares.

Although the issuance of these shares would still be dilutive to our current stockholders, the potential dilution would be substantially less than that which would be possible if our authorized shares remain at 2,000,000,000. The Board also believes that 2,000,000,000 authorized shares of Common Stock would be disproportionately large in relation to the Company’s outstanding Common Stock after the Reverse Split.  This could make it more difficult for the Company to obtain equity financing in the future because the Company would have the ability to dilute equity investments significantly at any time.

ACTION NO. 3
AMENDMENT TO THE COMPANY’S 2010 STOCK INCENTIVE PLAN

General

On May 8, 2012 the Board of Directors authorized the Company to implement The Plan Amendment.  The Majority Stockholders approved the Plan Amendment on May 22, 2012.

Purpose of the Plan Amendment

The Plan Amendment increases the number of shares of Common Stock available for issuance pursuant to the 2010 Plan from 5,775,000 to 18,250,000.  The Board of Directors believes that the number of shares of Common Stock currently available for issuance pursuant to the 2010 Plan is insufficient to meet the Company’s needs to provide awards.

Effectiveness of Plan Amendment

The Plan Amendment became effective upon approval thereof by the Board of Directors, but was submitted to the stockholders for approval so that (i) certain option grants may receive favorable federal income tax treatment for grants as incentive stock options under Section 422 of the Code, and (ii) option grants will qualify the Company to receive a federal income tax deduction for certain compensation paid under the 2010 Plan under Section 162(m) of the Code. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its Covered Employees (as defined in Section 162(m) of the Code, generally the executive officers named in the Summary Compensation Table above). Although we have not approached the $1,000,000 compensation level for any of our Covered Employees, we believe that it is in the best interests of us and our stockholders to structure the 2010 Plan so that we are in a position to maximize corporate deductibility of executive compensation for the issuance of stock options.

Description of the 2010 Stock Incentive Plan

On December 9, 2010, our Board of Directors unanimously approved the adoption of the 2010 Plan and the stockholders approved the 2010 Plan on March 4, 2011.

Generally, shares of Common Stock reserved for awards under the 2010 Plan that lapse or are canceled will be added back to the share reserve available for future awards at the same rate as they were deducted from the authorized shares.  However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes will not be available again for grant.

Our Board of Directors, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future.  The 2010 Plan maintains and enhances the key policies and practices adopted by our management, Compensation Committee and Board of Directors to align employee and stockholder interests.  The 2010 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel.  We believe that the 2010 Plan is essential to provide us with a sufficient number of shares to permit us to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors, and to give us the flexibility we need to make various types of awards.

The following is a brief summary of the 2010 Plan. This summary is qualified in its entirety by reference to the text of the 2010 Plan, a copy of which is attached as Exhibit C to this Information Statement and is incorporated herein by reference.

Material Features of the 2010 Plan.

Eligibility.  The 2010 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Company, are in a position to make a significant contribution to our long-term success.  The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance.  All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2010 Plan. As of June 4, 2012, we had approximately 34 individuals eligible to participate in the 2010 Plan.

Limitations on Grants.  The 2010 Plan allows for the issuance of up to 18,250,000 shares of our Common Stock.  The 2010 Plan provides that no participant may receive awards for more than 1,875,000 (as adjusted for the reverse stock split on September 6, 2011) shares of Common Stock in any fiscal year.

Stock Options. Stock options granted under the 2010 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements.  Incentive stock options, which have the tax advantages discussed below under Federal Income Tax Considerations, may only be granted to employees of the Company and its affiliates.  Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates.  The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant.  However, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant.  The term of each option will be fixed by our Board of Directors or an authorized committee and may not exceed ten years from the date of grant.  However, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, then the term of the option may not be longer than five years.

Our Board of Directors or an authorized committee establishes the vesting schedule of each option at the time of grant, although options granted to employees typically vest in equal installments over three years.  Options may be made exercisable in installments or based on performance and the exercisability of options may be accelerated by our Board of Directors or an authorized committee.  Award agreements for stock options include rules for exercise of the stock options after termination of service.  Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement.  Generally, stock options will be exercisable for three months after termination of service for any reason other than termination for cause, death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock. Restricted stock is Common Stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions.  If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.  For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards.  The 2010 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, stock appreciation rights, phantom stock awards, and stock units.  Our Board of Directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine.  These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration.  In accordance with the terms of the 2010 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2010 Plan.  The Compensation Committee may delegate part of its authority and powers under the 2010 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company.  In accordance with the provisions of the 2010 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the 2010 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award, including, without limitation, accelerate the vesting schedule or extend the expiration date, provided (i) such term or condition as amended is permitted by the 2010 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

In addition, our Board of Directors or any committee to which the Board of Directors delegates authority may, with the consent of the affected plan participants, reprice or otherwise amend outstanding awards consistent with the terms of the 2010 Stock Plan.

Stock Dividends and Stock Splits. If our Common Stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of Common Stock as a stock dividend, the number of shares of our Common Stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made, including in the exercise or the purchase price per share, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors or an authorized committee, may, in its sole discretion, take any one or more of the following actions pursuant to the 2010 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•
upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant (either (A) to the extent then exercisable or, (B) at the discretion of the Board of Directors or an authorized committee such options being made fully or partially exercisable);

•
in the event of a merger pursuant to which holders of our Common Stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our Common Stock subject to such outstanding options (either (A) to the extent then exercisable or, (B) at the discretion of the Board of Directors or an authorized committee such options being made fully or partially exercisable), and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•
provide that all outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event;

•
with respect to stock grants and in lieu of any of the foregoing, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of Common Stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendments and Termination. The 2010 Plan may be amended by our stockholders.  It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval by applicable law or regulation, the listing standards of the stock exchange or other market on which the Common Stock is at the time traded, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval.  However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of 2010 Stock Plan.  The 2010 Plan will expire by its terms on December 9, 2020.

The amounts of future grants under the 2010 Plan are not determinable and will be granted at the sole discretion of our Board of Directors or authorized committee, and we cannot determine at this time either the persons who will receive awards under the 2010 Plan or the amount or types of any such awards.

Plan Benefits

All awards to employees, directors and consultants under the 2010 Plan are made at the discretion of the Board of Directors or Compensation Committee. Therefore, except as set forth in the table below for grants already made under the 2010 Plan, the future benefits and amounts that will be received or allocated under the 2010 Plan are not determinable at this time. The following table sets forth the number of shares of common stock underlying outstanding stock options, restricted stock units and performance share awards under the 2010 Plan for each person or group named in the table as of June 4, 2012:

Name and Position	Number of Shares of Common Stock Underlying Outstanding Awards
Terren S. Peizer, Chairman & Chief Executive Officer	1,558,975
Richard A. Anderson, President and Chief Operating Officer	1,523,388
Susan Etzel, Chief Financial Officer	16,250
Peter Donato, Former Chief Financial Officer	0
Maurice S. Hebert, Former Chief Financial Officer	0
Christopher S. Hassan, Former Chief Strategy Officer	0
All current executive officers as a group	3,098,613
All current directors who are not executive officers as a group	835,000
All employees, including all current officers who are not executive officers, as a group	2,683,741

On May 22, 2012, the closing market price per share of our Common Stock was $0.21 as reported by the OTC Bulletin Board.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2010 Plan, based on the current provisions of the Code and regulations, are as follows.  Changes to these laws could alter the tax consequences described below.  This summary assumes that all awards granted under the 2010 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than the fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option exercise price. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the 2010 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for our named executive officers during the 2011 and 2010 fiscal years.

Name and Principal Position	Year	Salary (4)	Bonus	Stock Awards	Option Awards (1)	Non- Equity Incentive Compen- sation	Non- Qualified Deferred Compen- sation Earnings	All Other Compen- sation (2)	Total

Terren S. Peizer,	2011	450,000	-	-	296,958	-	-	12,348	759,306
Chairman & Chief	2010	450,000	-	-	2,011,605	-	-	-	2,461,605
Executive Officer

Richard A. Anderson,	2011	355,560	-	-	379,459	-	-	26,816	761,835
President and	2010	350,000	-	-	1,666,033	-	-	21,495	2,037,528
Chief Operating Officer

Etzel, Susan	2011	115,000	-	-	1,950	-	-	-	116,950
Chief Financial Officer	2010	-	-	-	-	-	-	-	-

Donato, Peter	2011	121,712	-	-	40,129	-	-	-	161,841
Chief Financial Officer	2010	69,000	-	-	9,881	-	-	-	78,881

Maurice S. Hebert,	2011	-	-	-	-	-	-	-	-
Chief Financial Officer	2010	41,956	-	-	3,343	-	-	-	45,299

Christopher S. Hassan,	2011	-	-	-		-	-	-	-
Chief Strategy Officer	2010	100,792	-	-	71,323	-	-	-	172,115

(1)
Amounts reflect the compensation expense recognized in the Company’s financial statements in 2011 and 2010 for stock option awards granted to the executive officers in accordance with FASB accounting rules.  The grant-date fair values of stock options are calculated using the Black-Scholes option pricing model, which incorporates various assumptions including expected volatility, expected dividend yield, expected life and applicable interest rates.  See notes to the consolidated financial statements in this report for further information on the assumptions used to value stock options granted to executive officers.  For 2010, the option award amounts included incremental compensation expense of $1,714,721 for Mr. Peizer and $1,478,897 for Mr. Anderson, respectively, related to the options granted by the Board of Directors on December 9, 2010, which vested immediately.  There were no options granted during 2011.

(2)	Includes group life insurance premiums and medical benefits for each officer.

(3)	Includes $11,969 in 2011 for parking, including tax gross-ups.

(4)
Amounts for Mr. Hebert, Mr. Donato, and Ms. Etzel represent pro-rata salary earned on annual salaries of $240,000, $220,000, and $150,000, respectively.  In addition, Mr. Peizer, Mr. Anderson, and Ms. Etzel deferred part of their salary for the 2011 year.

Executive employment agreements

Chief executive officer

We entered into a five-year employment agreement with our chairman and chief executive officer, Terren S. Peizer, effective as of September 29, 2003, which automatically renewed for an additional five years upon completion of the initial term.  Mr. Peizer currently receives an annual base salary of $450,000, with annual bonuses targeted at 100% of his base salary based on goals and milestones established and reevaluated on an annual basis by mutual agreement between Mr. Peizer and the Board.  His base salary and bonus target will be adjusted each year to not be less than the median compensation of similarly positioned CEO’s of similarly situated companies. Mr. Peizer receives executive benefits including group medical and dental insurance, term life insurance equal to 150% of his salary, accidental death and long-term disability insurance, grossed up for taxes.  In 2010, Mr. Peizer was granted 1,485,000 options to purchase shares of our common stock at 10% above fair market value, or $1.76 per share with vesting periods matching previous vesting terms.  As a result, 1,158,300 of the 1,485,000 stock options vested immediately with 326,700 vesting matching vesting terms of the previous stock options.  All unvested options vest immediately in the event of a change in control, termination without good cause or resignation with good reason. In the event that Mr. Peizer is terminated without good cause or resigns with good reason prior to the end of the term, he will receive a lump sum equal to the remainder of his base salary and targeted bonus for the year of termination, plus three years of additional salary, bonuses and benefits.  If any of the provisions above result in an excise tax, we will make an additional “gross up” payment to eliminate the impact of the tax on Mr. Peizer.

President and chief operating officer, chief strategy officer

We entered into four-year employment agreements with our president and chief operating officer, Richard A. Anderson and our chief strategy officer, Christopher S. Hassan effective April 19, 2005 and July 27, 2006, respectively.  Mr. Anderson’s agreement renewed for an additional four year term in 2010.  Mr. Hassan resigned on April 16, 2010.  Mr. Anderson currently receives an annual base salary of $355,560, and Mr. Hassan, while employed, received an annual base salary of $302,377, each with annual bonuses targeted at 50% of his base salary based on achieving certain milestones.  Mr. Anderson’s compensation will be adjusted each year by an amount not less than the Consumer Price Index.  They each receive, or received when employed, executive benefits including group medical and dental insurance, term life insurance, accidental death and long-term disability insurance.  In December 2010, Mr. Anderson was granted options to purchase 1,485,000 shares of our common stock at $1.60 per share, the fair market value at the date of the grant.  The options are subject to previous vesting schedules, and as a result, 1,098,900 of the 1,485,000 stock options vested immediately.  Mr. Hassan’s options were cancelled 90 days after his employment ended.  The options will vest immediately in the event of a change in control, termination without cause or resignation with good reason.  In the event of termination without good cause or resignation with good reason prior to the end of the term, upon execution of a mutual general release, Mr. Anderson will receive a lump sum equal to one year of salary and bonus, and will receive continued medical benefits for one year unless he becomes eligible for coverage under another employer’s plan.  If he is terminated without cause or resigns with good reason within twelve months following a change in control, upon execution of a general release he will receive a lump sum equal to eighteen months salary, 150% of the targeted bonus, and will receive continued medical benefits for eighteen months unless he becomes eligible for coverage under another employer’s plan.

Chief financial officer

We entered into an employment agreement with Maurice Hebert on November 12, 2008, which provided for Mr. Hebert to receive an annual base salary of $240,000, with annual bonuses targeted at 40% of his base salary based on his performance and the operational and our financial performance.  Mr. Hebert received executive benefits including group medical and dental insurance, and long-term disability insurance and participation in our 401(k) plan and employee stock purchase plan.  Mr. Hebert resigned as our chief financial officer in January 2010.

Mr. Peter Donato joined Catasys on an “at-will” basis in August 2010 with an annual salary of $220,000.  He was granted options to purchase 10,000 shares of our common stock at an exercise price of $4.40 per share, the fair market value on the date of the grant, vesting monthly over three years with one year cliff and monthly thereafter, effective from the date of the grant.  In December 2010, Mr. Donato was granted options to purchase 193,725 shares of our common stock at $1.60 per share, the fair market value of the date of the grant.  The December 2010 options vest over 3 years with an eight month cliff, 22% vesting after 8 months and monthly thereafter.  Mr. Donato resigned as chief financial officer in July 2011.

Ms. Susan Etzel was promoted to Chief Financial Officer of Catasys on an “at-will” basis in July 2011 with an annual salary of $150,000.  In May 2011, Ms. Etzel was granted options to purchase 16,250 shares of our common stock at an exercise price of $0.80 per share, the fair market value on the date of the grant, vesting monthly over three years with one year cliff and monthly thereafter, effective from the date of the grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2011.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (3)
Terren S. Peizer	25,000	-	-	$12.40	09/29/13
	11,500	-	-	12.40	02/07/18
	13,500	-	-	12.40	06/20/18
	17,315	6,660	-	19.36	10/27/19
	1,364,637	120,363	-	1.76	12/06/20
	1,431,952	127,023

Richard A. Anderson	3,000	-	-	11.20	09/29/13
	6,375	-	-	11.20	04/28/15
	625	-	-	11.20	07/27/16
	7,325	-	-	11.20	02/07/18
	8,613	-	-	11.20	06/20/18
	8,992	3,458	-	17.60	10/27/19
	1,356,675	128,325	-	1.60	12/06/20
	1,391,605	131,783

Susan Etzel	-	16,250	-	0.800	05/21/21

(1)
Options granted in October 2009 vest monthly over 36 months.  Options granted in December 2010 vest partially upfront and remainder over no greater than 19 months, and the options granted in May 2011 have a one-year cliff, with one-third vesting on the first anniversary and the remainder over the next 24 months.

OPTIONS EXERCISED IN 2011

There were no options exercised by any of our named executive officers, and no restricted stock vested, in 2011.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Potential payments upon termination

The following summarizes the payments that the named executive officers would have received if their employment had terminated on December 31, 2011.

If Mr. Peizer’s employment had terminated due to disability, he would have received insurance and other fringe benefits for a period of one year thereafter, with a value equal to $5,600.  If Mr. Peizer had been terminated without good cause or resigned for good reason, he would have received a lump sum payment of $2,717,000, based upon:  (i) three years of additional salary at $450,000 per year; (ii) three years of additional bonus of $450,000 per year; and (iii) three years of fringe benefits, with a value equal to $17,000.

If Mr. Anderson had been or is terminated without good cause or resigned for good reason, he would have received a lump sum of $525,000 based upon one year’s salary plus the full targeted bonus of 50% of base salary.  In addition, medical benefits would continue for up to one year, with a value equal to $17,000.

Potential payments upon change in control

Upon a change in control, the unvested stock options of each of our named executive officers would have vested, with the values set forth above.

If Mr. Peizer had been terminated without good cause or resigned for good reason within twelve months following a change in control, he would have received a lump sum payment of $2,717,000, as described above, plus a tax gross up of $713,000.

If Mr. Anderson had been terminated without good cause or resigned for good reason within twelve months following a change in control, he would have received a lump sum of $787,500, based upon one-and-a-half year’s salary plus one-and-a-half the full targeted bonus of 50% of base salary.  In addition, medical benefits would continue for up to one-and-a-half years, with a value equal to $25,000.

DIRECTOR COMPENSATION

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended December 31, 2011.  Except as set forth in the table, during 2011, directors did not earn nor receive cash compensation or compensation in the form of stock awards, option awards or any other form.

Name	Fees earned or paid in cash	Stock awards	Option awards (1)	Non- equity incentive plan compen- sation	Non- qualified deferred compen- sation earnings	All other compen- sation	Total
Andrea Barthwell, MD	-	-	77,994	-	-	-	77,994
Jay Wolf	-	-	112,628	-	-	-	112,628
Kelly McCran	-	-	86,400				86,400

Notes to director compensation table:

(1)
Amounts reflect the compensation expense recognized in the Company’s financial statements in 2011 for non-employee director stock options granted in 2011 and in previous years, in accordance with FASB accounting rules.  As such, these amounts do not correspond to the compensation actually realized by each director for the period.  See notes to consolidated financial statements in this report for further information on the assumptions used to value stock options granted to non-employee directors.

Outstanding equity awards by non-employee directors as of December 31, 2011, were as follows:

	Options outstanding	Aggregate grant date fair market value options outstanding
Andrea Grubb Barthwell, MD	282,500	953,350
Jay Wolf	282,500	619,071
Kelly McCrann	270,000	304,897

	835,000	1,877,318

There were a total of 835,000 stock options granted to non-employee directors outstanding at December 31, 2011, with an aggregate grant date fair value of $1,877,318, the last of which will vest in December 2013.  A total of 810,000 options to purchase common stock (270,000 per director), as well as 510,000 shares of restricted stock to Mr. Wolf in consideration of his services as lead director were granted to all non-employee directors on December 9, 2010.  There were no options granted during 2011.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

On each of April 17, 2012 and May 11, 2012, the Company entered into securities purchase agreements (the “Agreements”) with several investors, including Socius Capital Group, LLC (“Socius”), an affiliate of Terren S. Peizer, Chairman and Chief Executive Officer  of the Company, relating to the sale and issuance of an aggregate of 21,690,050 shares of the Common Stock and warrants (the “Warrants”) to purchase an aggregate of 21,690,050 shares of Common Stock at an exercise price of $0.16 per share for aggregate gross proceeds of approximately $3,470,000 (the “Offering”).

Among other things, the Agreements provide that in the event that the Company effectuates a reverse stock split of its Common Stock within 24 months of the closing date of the Offering and the volume weighted average price (“VWAP”) of the Common Stock during the 20 trading days following the effective date of the reverse stock split (the “VWAP Period”) declines from the closing price on the trading date immediately prior to the effective date of the reverse stock split, that the Company issue additional shares of Common Stock (the “Adjustment Shares”). The number of Adjustment Shares shall be calculated as the lesser of (a) 20% of the number of shares of Common Stock originally purchased by such Investor and still held by the Investor as of the last day of the VWAP Period, and (b) the number of shares originally purchased by such Investor and still held by such Investor as of the last day of the VWAP Period multiplied by the percentage decline in the VWAP during the VWAP Period. All prices and number of shares of Common Stock shall be adjusted for the reverse stock split and any other stock splits or stock dividends. In the event that the Adjustment Shares are issued, the number of shares that may be purchased under the Warrants shall be increased by an amount equal to the Adjustment Shares.  In addition, the exercise price is subject to adjustment in the event that the VWAP during the VWAP Period is less than the exercise price prior to the VWAP Period.

In the aggregate, Socius invested approximately $1,754,000 in the Offering and received 10,965,050 shares of Common Stock and Warrants to purchase 10,965,050 shares of Common Stock.

Other than as described above, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed actions, which is not shared by all other stockholders.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders.  The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement. Security holders sharing an address and receiving a single copy may request to receive separate information statements at Catasys, Inc., 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.  Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies at Catasys, Inc., 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, telephone:  (310) 444-4300.

WHERE YOU CAN FIND MORE INFORMATION

The Company is in compliance with the information and periodic reporting requirements of the Exchange Act and, in accordance therewith, files periodic reports, proxy and information statements and other information with the SEC. Such periodic reports, proxy and information statements and other information will be available for inspection and copying at the principal office of the SEC located at 100 F Street, N.E., Washington, D.C. 20549-1004.  The public may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site at http://www.sec.gov which contains the Information Statement and other reports, regarding issuers that file electronically with the SEC.

Dated: June 4, 2012	By order of the Board of Directors

/s/ TERREN PEIZER
	By:	Terren Peizer, Chairman

EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CATASYS, INC.

Catasys, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:  That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to combine ten shares of the Corporation’s Common Stock, $0.0001 par value per share (“Common Stock”), issued and outstanding or held in the treasury of the Corporation into one (1) share of Common Stock (the “Reverse Split”) and (ii) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND:  That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware by the Board of Directors and stockholders of the Corporation.

THIRD: That upon the effectiveness of this Certificate of Amendment (the “Effective Time”), the first paragraph of Article FOURTH of the Certificate of Incorporation is hereby amended and restated as follows:

“FOURTH:  1.  The authorized capital stock of the Corporation shall consist of 550,000,000 shares, of which 500,000,000 shares shall be designated as Common Stock, each with a par value of $0.0001 per share (the “Common Stock”), and 50,000,000 shares shall be designated as Preferred Stock, each with a par value $0.0001 per share (the “Preferred Stock”).”

FOURTH:  That at the Effective Time, Article FOURTH of the Certificate of Incorporation is hereby amended by appending the following Section 3, which shall read in its entirety substantially as follows:

“3.  Reverse Stock Split.  Upon effectiveness of a Certificate of Amendment to this Certificate of Incorporation (the “Effective Time”) filed with the Secretary of State of the State of Delaware, each ten (10) shares of Common Stock issued and outstanding or held in the treasury of the Corporation at such time shall be combined into one (1) share of Common Stock (the “Reverse Stock Split”).  No fractional share shall be issued upon the Reverse Stock Split.  All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fraction multiplied by the fair market value per share of the Common Stock as determined in a reasonable manner by the Board of Directors.  Each certificate representing shares of Common Stock outstanding immediately prior to the Effective Time shall automatically, and without the necessity of presenting the same for exchange, represent after the Effective Time, only the applicable number of shares of Common Stock or cash in lieu thereof, as provided in the Reverse Stock Split.  Upon surrender by a holder of a certificate or certificates for Common Stock, duly endorsed, at the office of the Corporation, the Corporation shall, as soon as practicable thereafter, issue and deliver to such holder, or to the nominee or assignee of such holder, a new certificate or certificates for the number of shares of Common Stock that such holder shall be entitled to following the Reverse Stock Split.”

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [___] day of [____], 2012.

CATASYS, INC.

By:
Name:
Title:

EXHIBIT B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CATASYS, INC.

Catasys, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:  That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to decrease the number of authorized shares of common stock and (ii) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND:  That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation.

THIRD:  That upon the effectiveness of this Certificate of Amendment (the “Effective Time”), the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby amended and restated as follows:

“FOURTH:  1.  The authorized capital stock of the Corporation shall consist of 550,000,000 shares, of which 500,000,000 shares shall be designated as Common Stock, each with a par value of $0.0001 per share (the “Common Stock”), and fifty million (50,000,000) shares shall be designated as Preferred Stock, each with a par value $0.0001 per share (the “Preferred Stock”).”

FOURTH:  That the Effective Time of this Certificate of Amendment shall be upon filing with the Secretary of State of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [___] day of [____], 2012.

CATASYS, INC.

By:
Name:
Title:

EXHIBIT C

CATASYS, INC.
2010 STOCK INCENTIVE PLAN

1.            DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Catasys, Inc. 2010 Stock Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant.  The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.0001 par value per share.

Company means Catasys, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1)           If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)           If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)           If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan.  As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Catasys, Inc. 2010 Stock Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan.  The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.             PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate.  The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.             SHARES SUBJECT TO THE PLAN.

(a)           The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 18,037,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2007 and 2003 Stock Incentive Plans that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after December 31, 2010, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan; provided, however, that no more than 213,000 Shares shall be added to the Plan pursuant to subsection (ii).

(b)           If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan.  Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.  However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.             ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator.  Subject to the provisions of the Plan, the Administrator is authorized to:

(a)           Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)           Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)           Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,875,000 Shares be granted to any Participant in any fiscal year;

(d)           Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e)           Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

f)             Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g)           Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs.  Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.  In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it.  The Board of Directors or the Committee may revoke any such allocation or delegation at any time.  Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

5.           ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted.  Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right.  ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes.  Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate.  The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.           TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.  The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.  The Option Agreements shall be subject to at least the following terms and conditions:

(a)           Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)
Exercise Price:  Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)
Option Periods:  Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)
Option Conditions:  Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)           ISOs:  Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise:  The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.             TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.  The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)           Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b)           Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)           Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.             TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units.  The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.  The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code.  Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.           EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement.  Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement.  Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.  Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be).  In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.  The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

10.             ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement.  Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement.  In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.           RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the aggregate exercise or purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.           ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value.  Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO.  The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph.  Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)           A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)           Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)           The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)           Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)           A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f)           Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a)           All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b)           Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination.  If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a)           A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability.

(b)           A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c)           The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination).  If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a)           In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death.

(b)           If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a)           All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause shall be immediately subject to repurchase by the Company at the lesser of Fair Market Value or the purchase price, thereof.

(b)           Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination.  If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable.  The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination).  If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable.  The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a)           The person who exercises or accepts such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)           At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the Securities Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.  Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a)           Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events.  The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b)           Corporate Transactions.  If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof.  For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity.  In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c)           Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)           Adjustments to Stock-Based Awards.  Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs.  The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e)           Modification of Options.  Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code.  If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option.  This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights.  Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.           FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion.  At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan.  Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action.  The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law).  For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise.  If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.  The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO.  A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code.  If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on December 9, 2020 the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company.  The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.  Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company.  The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers.  Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval.  Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her.  With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan.  In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.